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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                               ---------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): August 16, 2004



                            GARDNER DENVER, INC.
           (Exact Name of Registrant as Specified in its Charter)


             DELAWARE                    1-13215                  76-0419383
  (State or Other Jurisdiction    (Commission File Number)      (IRS Employer
        of Incorporation)                                    Identification No.)


                           1800 GARDNER EXPRESSWAY
                           QUINCY, ILLINOIS 62305
            (Address of Principal Executive Offices and Zip Code)


                               (217) 222-5400
            (Registrant's Telephone Number, Including Area Code)


                               NOT APPLICABLE
        (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9.           REGULATION FD DISCLOSURE.

         On August 16, 2004, Gardner Denver, Inc. (the "Company") issued a press release announcing certain organizational changes, including the: (1) resignation of Philip Roth as Vice President, Finance and CFO; (2) the appointment of Helen Cornell as the new Vice President, Finance and CFO; (3) the consolidation of the Fluid Transfer Division and Pump Division into the new Fluid Transfer Division; and (4) the appointment of Richard Steber as the Vice President and General Manager of the new Fluid Transfer Division. A copy of the press release is furnished with this report as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

         The information in this Item 9 and the exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 16, 2004                      GARDNER DENVER, INC.



                                            By:   /s/ Tracy D. Pagliara
                                               ------------------------
                                            Tracy D. Pagliara
                                            Vice President, Administration,
                                             General Counsel & Secretary




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                                EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION
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99.1              Gardner Denver, Inc. Press Release dated August 16, 2004
                  announcing certain organizational changes